                          FOURTH AMENDMENT AND WAIVER
                          ---------------------------

          FOURTH AMENDMENT AND WAIVER (this "Amendment"), dated as of April 29, 1999, among CAF HOLDINGS, INC. ("Holdings"), COLLINS & AIKMAN FLOORCOVERINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 6, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested a certain amendment and waiver to the Credit Agreement as described below; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Banks wish to waive certain Defaults or Events of Default , in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments and Waivers to Credit Agreement.
    ------------------------------------------

     1. Section 8.08(a) of the Credit Agreement is hereby amended by deleting the amount "$7,400,000" appearing in the table in said Section opposite the fiscal year ended "January, 1999" and inserting the amount "$7,800,000" in lieu thereof.

     2. The Banks hereby waive any Default or Event of Default that may have arisen under (i) Section 9.03 of the Credit Agreement prior to the Fourth Amendment Effective Date solely as a result of the Borrower's failure to comply with the covenant contained in Section 8.08(a) of the Credit Agreement for the fiscal year ended January 30, 1999 and (ii) Section 9.02 of the Credit Agreement prior to the Fourth Amendment Effective Date solely as a result of any misrepresentation made pursuant to the last paragraph of Section 5 of the Credit Agreement or in a Notice of Borrowing as a result of the Borrower's failure to comply with the covenant contained in Section 8.08(a) of the Credit Agreement.

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                            *          *          *

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

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                         CAF HOLDINGS, INC.

                         By:  /s/ Stephen M. Burns
                              --------------------
                              Stephen M. Burns
                              Title:   Director

                         COLLINS & AIKMAN FLOORCOVERINGS, INC.

                         By:  /s/ Darrel V. McCay
                              -------------------
                              Darrel V. McCay
                              Title:   Vice President & Chief Financial Officer

                         BANKERS TRUST COMPANY,

                         Individually and as Agent

                         By:  /s/ Mary Kay Coyle
                              ------------------
                              Mary Kay Coyle
                              Title:   Managing Director

                         FIRST SOURCE FINANCIAL LLP

                         By:
                              ------------------
                              Title:

                         HELLER FINANCIAL, INC.

                         By:  /s/ Linda W. Wolf
                              -----------------
                              Linda W. Wolf
                              Title:  Senior Vice President

                         LASALLE NATIONAL BANK

                         By:  /s/ David Knapp
                              ---------------
                              David Knapp
                              Title:  Senior Vice President

                         BANKBOSTON, N.A.

                         By:
                              ------------------
                         Title:

                         FIRST UNION NATIONAL BANK

                         By:  /s/ David Silander
                              ------------------
                              David Silander
                              Title:  Vice President

                         FLEET BUSINESS CREDIT CORPORATION

                         By:  /s/ Matthew R. Van Steenhuyse
                              -----------------------------
                              Matthew R. Van Steenhuyse
                              Title:  Senior Vice President

                         SENIOR DEBT PORTFOLIO

                         By:
                              ------------------
                              Title:

                         WACHOVIA BANK, N.A.

                         By:  /s/ Richard E. S. Bowen
                              -----------------------
                              Richard E. S. Bowen
                              Title:  Assistant Vice President

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